Harding, Loevner Funds, Inc. (the “Fund”)

International Equity Portfolio

Emerging Markets Portfolio

International Small Companies Portfolio

Supplement dated June 30, 2011 to the Prospectus for Individual Investors, dated December 31, 2010

Effective June 30, 2011, the following adjustments were made within the portfolio management teams of the Fund: Ferrill Roll, CFA, and Alexander Walsh, CFA, were named lead portfolio managers of the International Equity Portfolio; Jafar Rizvi, CFA, joined the portfolio management team of the International Small Companies Portfolio; and Craig Shaw, CFA, joined G. “Rusty” Johnson, CFA, as lead portfolio manager of the Emerging Markets Portfolio. Accordingly, the changes below have been made to the International Equity Portfolio, International Small Companies Portfolio and Emerging Markets Portfolio included in the Prospectus for Individual Investors.

The information that appears after the caption “Portfolio Managers” on page 6 of the Prospectus is replaced with the following:

Alexander T. Walsh, Ferrill Roll and Peter J. Baughan serve as the portfolio managers of the International Equity Portfolio. Mr. Walsh has held his position since January 2001. Messrs. Roll and Baughan have held their positions since October 2004. Messrs. Roll and Walsh are the lead portfolio managers.

The information that appears after the caption “Portfolio Managers” on page 9 of the Prospectus is replaced with the following:

Robert Cresci, Josephine Lewis and Jafar Rizvi serve as the portfolio managers of the International Small Companies Portfolio. Mr. Cresci has held his position since the Portfolio’s inception in March 2007, Ms. Lewis has held her position since December 2007 and Mr. Rizvi has held his position since June 2011. Mr. Cresci is the lead portfolio manager.

The information that appears after the caption “Portfolio Managers” on page 13 of the Prospectus is replaced with the following:

G. “Rusty” Johnson, Simon Hallett and Craig Shaw serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Messrs. Johnson and Hallett have held their positions since the Portfolio’s inception in October 2005. Mr. Shaw has served since December 2006. Messrs. Johnson and Shaw are the lead portfolio managers.

The changes below are made to the information provided under the caption “Portfolio Management” beginning on page 19 of the Prospectus:

The last sentence of the first paragraph is replaced with the following:

Mr. Hallett serves as a portfolio manager for the Institutional Emerging Markets Portfolio.

The last sentence of the second paragraph is replaced with the following:

Mr. Roll serves as a lead portfolio manager for the Global Equity Portfolio and as a lead portfolio manager for the International Equity Portfolio.

The last sentence of the third paragraph is replaced with the following:

Mr. Johnson serves as a lead portfolio manager for the Emerging Markets Portfolio.

The last sentence of the fourth paragraph is replaced with the following:

Mr. Walsh serves as a portfolio manager for the Global Equity Portfolio and as a lead portfolio manager for the International Equity Portfolio.

The last sentence of the sixth paragraph is replaced with the following:

Mr. Shaw serves as a lead portfolio manager for the Institutional Emerging Markets Portfolio.

The following paragraph is inserted immediately above the last paragraph:

Jafar Rizvi, CFA has been a portfolio manager since 2011 and an analyst since 2008. As an analyst, he focuses on international small companies and information technology. Mr. Rizvi graduated from Aligarh University in 1988 and from J Nehru University in 1990. He received an MBA from Baruch College, The City University of New York in 1998 and his Masters from Columbia University’s School of International & Public Affairs in 2010. From 2006 to 2008, Mr. Rizvi was a Senior Analyst with Cohen, Klingenstein, and Marks. He joined Harding Loevner in 2008.

The first sentence under the caption “Availability of Additional Information About the Fund” is replaced with the following:

The SAI, dated December 31, 2010, as amended and supplemented, containing additional information about the Fund and each Portfolio, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference into this Prospectus.